Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Carrington Laboratories, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), I Robert W. Schnitzius, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     March 28, 2008

/s/ Robert W. Schnitzius
Chief Financial Officer